                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)




2002 Annual Shareholder Report
------------------------------
- Delaware Retirement Income Fund
- Delaware Small Cap Contrarian Fund

Dear Shareholder

December 10, 2002

Recap of Events
The U.S. stock market has endured a very difficult year. Despite indications that the economy is recovering from the recession in 2001, investors remained hesitant to make new equity investments as corporate accounting scandals, the ongoing threat of terrorism, and a possible war with Iraq all took their toll on investor confidence. Major U.S. stock market indexes, which seem to be on their way to a third consecutive calendar year of losses, hit five-year lows in October.

On a positive note, the markets enjoyed a sharp rebound from October 9 through the end of November, and there is some speculation that investors may have finally reached the long-awaited capitulation that is typical of market bottoms. During this seven-week period, the Dow Jones Industrial Average gained +22%, the Standard & Poor's (S&P) 500 Index rose +20%, and the Nasdaq Composite Index climbed +32%. Markets were boosted in early November by the Federal Reserve's first short-term interest rate cut in almost a year. The Fed sought to further stimulate the slowly recovering economy and potentially ward off the impact of wavering consumer confidence heading into the holiday shopping season, which is critically important for retailing companies.

Outlook
Despite continued uncertainty, in our opinion the markets seem to be experiencing a revitalized sense of optimism after two and a half years of bad news, disappointing earnings, and scandals. One possible reason the markets appear ready to climb is that investors have already discounted many worst case scenarios.

In our opinion, the combination of subdued inflation, low interest rates, strong productivity, and a resilient American consumer appears to be a recipe for a resurgence in corporate profitability in 2003. In light of this outlook, we see attractive stock valuations across the market. We have been encouraged by a reduction in market volatility of late. There remain some concerns with certain stocks, but we believe that we are entering a period of opportunity for investors who have a well-diversified portfolio and a long-term outlook.

/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,                                   (J8966)
Delaware Investments Family of Funds                       AR-129[11/02] CC 1/03

Portfolio Management Reviews

Delaware Retirement Income Fund

For the fiscal year ended November 30, 2002, Delaware Retirement Income Fund returned +2.58% (Class A shares at net asset value with distributions reinvested). The peer group for the Fund, as measured by the Lipper Income Funds Average, dropped -2.90%, while the S&P 500 Index declined -16.51% for the same period. As the fiscal year began on December 1, 2001, the stock market was in the midst of slight rebound as investors looked optimistically toward the new calendar year.

On a relative basis, the Fund managed to compete favorably against its peers. One of the reasons for doing so is the Fund's capability to construct a diverse portfolio ranging from domestic stocks to U.S. government bonds. The Fund primarily invests in income generating securities of large, well-established companies, which also allows for the opportunity to potentially add capital appreciation. In addition, the Fund also invests in a variety of fixed income securities ranging from low risk U.S. government bonds to high risk corporate bonds.

The Fund was almost evenly split among equities and fixed income securities during the 12-month period. This blend style of investing allows the Fund the opportunity to take advantage of the various swings experienced in today's market. Although a portfolio constructed in this manner may have certain advantages, attention to security selection remains a core fundamental. The Fund uses a bottom up approach for its security selection, focusing more on management and past performance as criteria for selection, and staying clear of market and economic trends.

Among the Fund's equity holdings, real estate and food, beverage and tobacco were the two largest sectors. We increased our weight to the real estate sector throughout the fiscal year as this was one area that managed to perform quite well during the turbulent market conditions. Lower than normal borrowing rates sparked from the fed funds rate 40-year low was one of the main drivers that aided the booming real estate market this past year. The Fund was overweight in this sector compared to its benchmark index and it played an important role in the Fund's performance.

During the second half of the Fund's fiscal year, General Mills and Kellogg Company were added to the food, beverage & tobacco sector as well as Wyeth in healthcare & pharmaceuticals. Although the Fund does not invest heavily in the healthcare sector, we are optimistic about the potential for growth in this area. Capital goods was also on the rise as consumers pumped fuel into the economy while manufacturers slowly started to increase their capital spending.

Among the areas that caused some concern were utilities and telecommunications. Our lone holding in telecommunications, SBC Communications, detracted from performance as most companies within this industry were punished throughout the year.

At the start of the fiscal year, high yield bonds were coming into their own. This continued into the Fund's first half of the fiscal year, only to start declining during the last six months of the reporting period. This was also the case for the Fund's low-to-investment grade corporate bond holdings throughout the year. The sluggish economy forced companies to lower earnings and dividend payouts, as this past summer tested lows in the market.

One of the contributing factors that helped the Fund reduce its exposure to this lackluster area was its diversity. By spreading out the types of sectors our fixed income holdings invest in, Delaware Retirement Income Fund was able to reduce some of its losses. Our largest allocation of corporate bonds was in the cable, media and publishing sector, composing 3.19% of the total net assets, while utilities and energy were also among the top sectors.

As 2002 is wrapping up, we look optimistically towards 2003 as a new starting point for the market. The earlier reductions of the fed funds rate should finally be taking effect as consumers slowly regain confidence in the markets and hopefully continue to spend. We believe that companies will start forecasting accurate earnings growth, now that the decline of the bear market has been factored into their prices. Sentiment that an economic rebound will be gradual and at a slower pace is the general consensus among economists and should bode well for your Fund going forward.

Delaware Small Cap Contrarian Fund

Throughout the course of the fiscal year, equities continued to decline as lowered earnings and concerned investors were hesitant to pump money back into the market. As a result, the broad based S&P 500 Index fell -16.51% during the year as many large cap companies were hit the hardest. However, securities from small cap companies, like the type in which your Fund invests, were not as deeply impacted by the declining market conditions.

Delaware Small Cap Contrarian Fund returned +1.08% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended November 30, 2002. Your Fund managed to outperform its benchmark index, the Russell 2000 Index, which fell -10.60% for the same period. The Lipper Small Cap Value Funds Average returned -1.80% during the same 12-month period.

Small cap stocks were boasting positive returns as the fiscal year started on December 1, 2001 and extended their run into the early months of 2002. At the start of the third quarter, market conditions were still bleak, as it appeared small cap stocks might have run their course. But as the last two months of the reporting period finished, the market had a slight rebound allowing the Fund to finish above its peers and benchmark index for the fiscal year.

Despite some gains made in the market, some sectors, such as technology, continued to disappoint. Many technology companies fall into the category of small capitalization and could appreciate when economic and market conditions improve. We view the technology sector with high hopes and we believe this is one area that will reap the benefits of an early market rebound.

Throughout the year, the banking and finance sector has had a positive impact on the Fund's performance. We slimmed down the number of holdings in this sector as compared to last year in our effort to focus on quality small-cap companies. Banks were receiving a surge in business as homeowners took advantage of the low borrowing rates during the year by taking out more home equity loans. We were particular impressed with how Sterling Financial, a bank holding company, performed as they were able to reduce interest paid on their loans and increase their net income.

We peeled away from the retail sector during the year as consumers appeared reluctant to spend in such areas. As consumers embraced the weak economic data and an increasing unemployment rate, retail shops were left in the wake of a shopping dry spell. With the sudden boost in the market and the seasonal shopping spree accounting for some lost sales, we will keep a watchful eye over this sector for any opportunities that may arise.

As the economy and the market begin to gain momentum, small cap stocks are usually the first to be affected. We will continue to invest in stocks that appear low relative to their underlying value or future potential. By focusing on financial strength and management of the companies we invest in, we believe that we can gain a competitive advantage over our peers and attempt to stay ahead of the market. We are optimistic for the year ahead and believe the market is well poised for a recovery, especially in the small cap universe.

Delaware Retirement Income Fund

Fund Objective:
The Fund seeks to provide high current income and an investment that has the potential for capital appreciation.

Total Fund Net Assets:
As of November 30, 2002
$3.23 million

Number of Holdings:
As of November 30, 2002
177

Your Fund Managers:
Timothy L. Rabe is Vice President/Portfolio Manager of Delaware's high-yield funds. Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.

Damon J. Andres earned a bachelor's degree in Business Administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. He is also co-manager of Delaware REIT Fund.

Nancy M. Crouse began her career in finance at Philadelphia National Bank. Before joining Delaware in 1993, she served as Vice President at CoreStates Investment Advisers, where she performed securities analysis and managed balanced portfolios. Ms. Crouse is a CFA charterholder.

Jude T. Driscoll is Executive Vice President/Head of Fixed Income at Delaware Investments. Prior to joining Delaware in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed Income at Conseco Capital Management, where he managed bank loan, high-yield, and general insurance portfolios.

Delaware Small Cap Contrarian Fund

Fund Objective:
The Fund seeks long-term capital appreciation.

Total Fund Net Assets:
As of November 30, 2002
$2.92 million

Number of Holdings:
As of November 30, 2002
110

Your Fund Manager:
Christopher S. Beck has been in the investment business for 17 years, starting with Wilmington Trust in 1981. Prior to joining Delaware in May 1997, he managed the small cap value fund for two years at Pitcairn Trust Company. He is senior portfolio manager of Delaware Small Cap Value Fund.

Performance Summary+

Average Annual Total Returns
For the periods ended November 30, 2002

                                                  Lifetime       Five Years        One Year
Delaware Retirement Income Fund
Class A (Est. 12/2/96)
     Excluding Sales Charge                        +8.96%          +3.88%           +2.58%
     Including Sales Charge                        +7.88%          +2.66%           -3.29%

Institutional Class (Est. 12/2/96)                 +8.96%          +3.90%           +2.58%

Lipper Income Funds Average (141 funds)            +5.01%*         +3.35%           -2.90%
-S&P 500 Index                                     +5.54%*         +0.97%          -16.51%

Delaware Small Cap Contrarian Fund
Class A (Est. 12/29/98)
     Excluding Sales Charge                       +10.14%                           +1.08%
     Including Sales Charge                        +8.48%                           -4.74%

Institutional Class (Est. 12/29/98)               +10.14%                           +1.08%

Lipper Small-Cap Value
         Funds Average (274 Funds)                 +7.97%**                         -1.80%
Russell 2000 Index                                 +0.38%**                        -10.60%

The results shown above assume reinvestment of all distributions. Class A returns, including sales charges, reflect a maximum up-front sales charge of 5.75%. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. No 12b-1 fees were imposed on Class A shares for the periods shown and had such charges been imposed, returns would have been lower. Class B and C shares were not offered during the periods shown. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The Lipper categories represent the average return of specific mutual funds tracked by Lipper (Source: Lipper Inc.). The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Russell 2000 Index is an unmanaged composite that tracks the stocks of 2000 U.S. companies with small market capitalizations. The Russell 2000 Value Index is an unmanaged composite that measures the stocks of small, value-oriented companies. You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect for all classes of both Funds during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

This report is for the information of Delaware Retirement Income Fund and Delaware Small Cap Contrarian Fund shareholders. The current prospectuses for the Funds set forth details about charges, expenses, investment objectives, and operating policies of the Funds. You should read the prospectus carefully before you invest or send money. Summary investment results are documented in the Funds' current Statements of Additional Information.

+Please see the following pages for line graphs on each Fund's performance since inception.
*Assumes start date of December 31, 1996.
**Assumes start date of December 31, 1998.

Delaware Retirement Income Fund

Performance of a $10,000 Investment
December 2, 1996 (Fund's inception) to November 30, 2002

___________ Delaware Retirement Income Fund - Class A shares
----------- S&P 500 Index





Delaware Retirement Income Fund - Performance of $10,000 Investment



                      Delaware Retirement
                      Income Fund - Class A
       Date                 Shares                   S&P 500 Index
     12/2/96                $ 9,425
     12/31/96               $ 9,846                    $10,000
     11/30/97               $13,034                    $12,581
     11/30/98               $13,323                    $15,892
     11/30/99               $13,742                    $19,214
     11/30/00               $14,795                    $18,403
     11/30/01               $15,368                    $16,154
     11/30/02               $15,764                    $13,632

Chart assumes $10,000 invested on December 2, 1996 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the S&P 500 Index at that month's end, December 31, 1996. After December 31, 1996, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. No 12b-1 fees were imposed on Class A shares for the periods shown and had such charges been imposed, returns would have been lower. An expense limitation was in effect for all classes of the Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware Small Cap Contrarian Fund

Performance of a $10,000 Investment
December 29, 1998 (Fund's inception) to November 30, 2002
_______  Delaware Small Cap Contrarian Fund - Class A shares
-------  Russell 2000 Index



                Delaware Small Cap
                 Contrarian Fund
                 Class A shares       Russell 2000 Index
12/29/98            $ 9,425                    -
12/31/98            $ 9,825                 $10,000
 5/31/99            $10,745                 $10,456
11/30/99            $ 9,902                 $10,893
 5/31/00            $10,574                 $11,492
11/30/00            $10,947                 $10,829
 5/31/01            $13,400                 $12,146
11/30/01            $13,620                 $11,351
 5/31/02            $15,559                 $12,084
11/30/02            $13,767                 $10,147

Chart assumes $10,000 invested on December 29, 1998 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the Russell 2000 Index and the Russell 2000 Value Index at that month's end, December 31, 1998. After December 31, 1998, returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Index is an unmanaged composite that tracks the stocks of 2,000 small U.S. companies. No 12b-1 fees were imposed on Class A shares for the periods shown and had such charges been imposed, returns would have been lower. An expense limitation was in effect for all classes of the Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement of Net Assets


DELAWARE RETIREMENT INCOME FUND

November 30, 2002

                                                     Number of           Market
                                                        Shares            Value
Common Stock- 44.58%
Banking, Finance & Insurance - 4.49%
Bank of America                                          1,018         $ 71,340
JP Morgan Chase                                            900           22,653
Mellon Financial                                         1,700           51,085
                                                                       --------
                                                                        145,078
                                                                       --------
Chemicals - 3.36%
Air Products And Chemicals                               1,100           48,642
Rohm & Haas                                              1,700           60,163
                                                                       --------
                                                                        108,805
                                                                       --------
Computers & Technology - 1.64%
Pitney Bowes                                             1,500           52,950
                                                                       --------
                                                                         52,950
                                                                       --------
Consumer Products - 1.56%
Kimberly-Clark                                           1,000           50,320
                                                                       --------
                                                                         50,320
                                                                       --------
Electronics & Electrical Equipment - 1.93%
Emerson Electric                                         1,200           62,580
                                                                       --------
                                                                         62,580
                                                                       --------
Energy - 2.53%
Chevrontexaco                                              600           40,218
Exxon-Mobil                                              1,200           41,760
                                                                       --------
                                                                         81,978
                                                                       --------
Food, Beverage & Tobacco - 7.96%
General Mills                                            1,800           80,316
Heinz (H.J.)                                             1,500           52,230
Kellogg Company                                          1,700           56,729
PepsiCo                                                  1,600           67,968
                                                                       --------
                                                                        257,243
                                                                       --------
Healthcare & Pharmaceuticals - 1.78%
Wyeth                                                    1,500           57,645
                                                                       --------
                                                                         57,645
                                                                       --------
Industrial Machinery - 2.06%
Deere & Company                                          1,300           66,495
                                                                       --------
                                                                         66,495
                                                                       --------
Investment Company - 2.38%
Gladstone Capital                                        4,700           76,986
                                                                       --------
                                                                         76,986
                                                                       --------
Paper & Forest Products - 0.74%
Georgia-Pacific                                          1,160           24,047
                                                                       --------
                                                                         24,047
                                                                       --------
REITs - 11.87%
Crescent Real Estate Equities                            2,900           48,285
FBR Asset Investment                                     2,500           82,000
Glimcher Realty Trust                                    6,000           99,001
+Host Marriott                                           8,000           73,200
Ramco-Gershenon Properties                               4,100           81,426
                                                                       --------
                                                                        383,912
                                                                       --------
Telecommunications - 1.06%
SBC Communications                                       1,200           34,200
                                                                       --------
                                                                         34,200
                                                                       --------

Delaware Retirement Income Fund
                                                     Number of           Market
                                                        Shares            Value
Utilities - 1.22%
Duke Energy                                              2,000       $   39,480
                                                                     ----------
                                                                         39,480
                                                                     ----------
Total Common Stock (cost $1,490,107)                                  1,441,719
                                                                     ----------

                                                     Principal
                                                        Amount
Corporate Bonds- 20.37%
Aerospace & Defense - 0.09%
Sequa 9.00% 8/1/09                                      $3,000            2,955
                                                                     ----------
                                                                          2,955
                                                                     ----------
Automobiles & Automotive Parts - 0.63%
Asbury Automotive Group 9.00% 6/15/12                    4,000            3,700
Collins & Aikman 10.75% 12/31/11                         2,000            1,940
CSK Auto 12.00% 6/15/06                                  6,000            6,450
Cummins 9.50% 12/1/10                                    8,000            8,440
                                                                     ----------
                                                                         20,530
                                                                     ----------
Banking, Finance & Insurance - 0.29%
Finova Group 7.50% 11/15/09                              7,000            2,450
Sovereign Bancorp 10.50% 11/15/06                        3,000            3,360
*Zurich Capital Trust 144A 8.376% 6/1/37                 4,000            3,541
                                                                     ----------
                                                                          9,351
                                                                     ----------
Building & Materials - 0.10%
Building Materials 7.75% 7/15/05                         4,000            3,300
                                                                     ----------
                                                                          3,300
                                                                     ----------
Cable, Media & Publishing - 3.19%
Charter Communication Holdings
   10.75% 10/1/09                                       15,000            7,650
 ++13.50% 1/15/11                                       37,000           10,914
CSC Holdings
   8.125% 7/15/09                                        9,000            8,528
   10.50% 5/15/16                                        4,000            3,880
*Dex Media East 144A 12.125% 11/15/12                    9,000            9,799
Echostar Broadband 10.375% 10/1/07                       3,000            3,165
Insight Midwest 10.50% 11/1/10                          10,000            9,999
Lodgenet Entertainment 10.25% 12/15/06                   9,000            8,775
Mediacom Broadband 11.00% 7/15/13                        6,000            6,150
*Panamsat 144A 8.50% 2/1/12                              8,000            7,860
*RH Donnelley Finance 144A 10.875% 12/15/12              6,000            6,398
USA Networks 6.75% 11/15/05                              8,000            8,026
*Vertis 144A 10.875% 6/15/09                             6,000            6,180
Von Hoffman 10.25% 3/15/09                               4,000            3,780
WRC Media 12.75% 11/15/09                                2,000            1,910
                                                                     ----------
                                                                        103,014
                                                                     ----------
Chemicals - 1.27%
*FMC 144A 10.25% 11/1/09                                 4,000            4,280
IMC Global 6.55% 1/15/05                                 5,000            4,803
Lyondell Chemical
   9.50% 12/15/08                                        8,000            7,900
   10.875% 5/1/09                                        6,000            5,565
MacDermid 9.125% 7/15/11                                 4,000            4,340
Solutia
   6.72% 10/15/37                                        7,000            4,865
   11.25% 7/15/09                                       12,000            9,420
                                                                     ----------
                                                                         41,173
                                                                     ----------
Computers & Technology - 0.28%
Asat Finance 12.50% 11/1/06                              4,550            3,344
Fairchild Semiconductor 10.50% 2/1/09                    5,000            5,550
                                                                     ----------
                                                                          8,894
                                                                     ----------

Delaware Retirement Income Fund

                                                     Number of           Market
                                                        Shares            Value
Corporate Bonds (Continued)
Consumer Products - 0.91%
American Greetings 11.75% 7/15/08                      $ 7,000          $ 7,735
Petco Animal Supplies 10.75% 11/1/11                     7,000            7,840
Remington Arms 9.50% 12/1/03                             5,000            4,963
Salton 12.25% 4/15/08                                    9,000            8,865
                                                                        -------
                                                                         29,403
                                                                        -------
Energy - 2.01%
Colorado Interstate Gas 10.00% 6/15/05                   2,000            1,968
Consumers Energy 6.20% 5/1/08                            5,000            4,942
Denbury Resources 9.00% 3/1/08                           5,000            5,188
*Electric Paso Partners 144A 10.625% 12/1/12             5,000            5,075
*Grant Prideco 144A 9.00% 12/15/09                       3,000            3,105
*Hanover Equip 144A 8.50% 9/1/08                         5,000            4,863
*Public Service Colorado 144A 7.875% 10/1/12             5,000            5,490
Tennessee Gas 8.375% 6/15/32                             6,000            5,477
*Transcontinental Gas Place 144A 8.875% 7/15/12          5,000            4,925
Transcontinental Gas Place 6.125% 1/15/05                2,000            1,870
Vintage Petroleum 7.875% 5/15/11                         9,000            8,909
Williams Companies 6.625% 11/15/04                       4,000            2,860
*Williams Gas Pipelines 144A 7.375% 11/15/06             8,000            7,880
Williams Series A 7.50% 1/15/31                          4,000            2,500
                                                                        -------
                                                                         65,052
                                                                        -------
Environmental Services - 0.66%
Allied Waste North America 8.875% 4/1/08                 7,000            7,245
*IESI 144A 10.25% 6/15/12                               10,000            9,800
Synagro Technologies 9.50% 4/1/09                        4,000            4,180
                                                                        -------
                                                                         21,225
                                                                        -------
Food, Beverage & Tobacco - 1.11%
Agrilink Foods 11.875% 11/1/08                           3,000            3,203
B&G Foods 9.625% 8/1/07                                  9,000            9,314
Delhaize America 8.125% 4/15/11                          3,000            2,710
DiGiorgio 10.00% 6/15/07                                 4,000            4,060
Ingles Markets 8.875% 12/1/11                            7,000            6,510
National Wine & Spirits 10.125% 1/15/09                  4,000            3,980
Perkins Family Restaurant 10.125% 12/15/07               7,000            6,073
                                                                        -------
                                                                         35,850
                                                                        -------
Healthcare & Pharmaceuticals - 0.20%
Concentra Operations 13.00% 8/15/09                      3,000            3,015
Healthsouth 6.875% 6/15/05                               4,000            3,520
                                                                        -------
                                                                          6,535
                                                                        -------
Home Builders - 0.59%
Beazer Homes USA 8.625% 5/15/11                          4,000            4,220
DR Horton 9.75% 9/15/10                                  8,000            8,320
*Technical Olympic USA 144A 10.375% 7/1/12               7,000            6,615
                                                                        -------
                                                                         19,155
                                                                        -------
Industrial - 0.26%
National Waterworks 10.50% 12/1/12                       4,000            4,220
*Rexnord Corporate 144A 10.125% 12/15/12                 4,000            4,160
                                                                        -------
                                                                          8,380
                                                                        -------
Leisure, Lodging & Entertainment - 1.92%
Alliance Gaming 10.00% 8/1/07                            8,000            8,370
Circus & Eldorad Joint Venture 10.125% 3/1/12            4,000            3,925
Extended Stay America 9.875% 6/15/11                     6,000            6,045
Hilton Hotels 7.625% 12/1/12                             3,000            3,027
Host Marriott 9.25% 10/1/07                              2,000            2,060
Mandalay Resorts 9.375% 2/15/10                          9,000            9,584
Meristar Hospital 10.50% 6/15/09                         6,000            5,820
Park Place Entertainment 9.375% 2/15/07                  2,000            2,133

Delaware Retirement Income Fund

                                                     Number of           Market
                                                        Shares            Value
Corporate Bonds (Continued)
Leisure, Lodging & Entertainment (continued)
Penn National 11.125% 3/1/08                           $ 6,000          $ 6,570
Premier Parks 9.75% 6/15/07                              6,000            5,850
Regal Cinemas 9.375% 2/1/12                              8,000            8,580
                                                                        -------
                                                                         61,964
                                                                        -------
Metals & Mining - 0.35%
Jorgensen Earle 9.75% 6/1/12                             3,000            3,015
*Oregon Steel Mills 144A 10.00% 7/15/09                  8,000            8,340
                                                                        -------
                                                                         11,355
                                                                        -------
Packaging & Containers - 0.67%
AEP Industries 9.875% 11/15/07                           6,000            5,850
*Bway 144A 10.00% 10/15/10                               4,000            4,110
Graphic Packaging 8.625% 2/15/12                         4,000            4,225
Portola Packaging 10.75% 10/1/05                         5,000            5,038
Radnor Holdings 10.00% 12/1/03                           3,000            2,595
                                                                        -------
                                                                         21,818
                                                                        -------
Paper & Forest Products - 0.39%
Fort James 6.625% 9/15/04                                7,000            6,793
Georgia-Pacific 9.50% 5/15/22                            7,000            5,824
                                                                        -------
                                                                         12,617
                                                                        -------
REITs  - 0.43%
Senior Housing Trust 8.625% 1/15/12                      8,000            8,040
Tanger Properties 9.125% 2/15/08                         6,000            5,916
                                                                        -------
                                                                         13,956
                                                                        -------
Retail - 0.92%
Fleming 10.125% 4/1/08                                  10,000            8,800
J Crew Operating 10.375% 10/15/07                        6,000            4,950
Office Depot 10.00% 7/15/08                              7,000            7,980
Saks 7.25% 12/1/04                                       6,000            6,060
++Sealy Mattress 10.875% 12/15/07                        2,000            1,990
                                                                        -------
                                                                         29,780
                                                                        -------
Service-Other - 0.25%
Service Corp International 6.30% 3/15/03                 8,000            8,000
                                                                        -------
                                                                          8,000
                                                                        -------
Technology  - 0.10%
*Seagate Technologies 144A 8.00% 5/15/09                 3,000            3,135
                                                                        -------
                                                                          3,135
                                                                        -------
Telecommunications - 1.56%
Alamosa Delaware 12.50% 2/1/11                           5,000            1,825
AT&T Wireless
   7.875% 3/1/11                                         5,000            4,809
   8.125% 5/1/12                                        11,000           10,579
Crown Castle International
 ++10.625% 11/15/07                                      4,000            3,660
   10.75% 8/1/11                                         6,000            5,415
Nextel Communications
 ++10.65% 9/15/07                                        3,000            2,948
 ++9.95% 2/15/08                                         4,000            3,720
   9.375% 11/15/09                                       4,000            3,740
Qwest 7.20% 11/1/04                                      3,000            2,880
*Qwest 144A 8.875% 3/15/12                               4,000            3,880
Qwest Capital Funding 7.25% 2/15/11                      5,000            3,100
Time Warner Telecommunications 9.75% 7/15/08             7,000            3,885
                                                                        -------
                                                                         50,441
                                                                        -------
Textiles, Apparel & Furniture - 0.18%
*Levi Strauss 144A 12.25% 12/15/12                       6,000            5,955
                                                                        -------
                                                                          5,955
                                                                        -------
Transportation & Shipping - 0.33%
Hornbeck Leevac 10.625% 8/1/08                           5,000            5,288
Kansas City Southern Railway 9.50% 10/1/08               5,000            5,500
                                                                        -------
                                                                         10,788
                                                                        -------

Delaware Retirement Income Fund


                                                     Principal           Market
                                                        Amount            Value

Corporate Bonds (Continued)
Utilities - 1.68%
Avista 9.75% 6/1/08                                    $10,000         $  9,462
Calpine 10.50% 5/15/06                                  12,000            5,760
Midland Funding II 11.75% 7/23/05                       13,000           13,137
Mirant Americas
   7.625% 5/1/06                                         4,000            2,140
   8.30% 5/1/11                                          3,000            1,410
*Nevada Power 144A 10.875% 10/15/09                      4,000            4,060
*Northern States Power 144A 8.00% 8/28/12                3,000            3,366
Orion Power Holdings 12.00% 5/1/10                       4,000            2,780
**PG&E National Energy Group 10.375% 5/16/11             5,000            1,675
*Teco Energy 144A 10.50% 12/1/07                         7,000            6,955
Xcel Energy 7.00% 12/1/10                                4,000            3,500
                                                                       --------
                                                                         54,245
                                                                       --------
Total Corporate Bonds (cost $658,820)                                   658,871
                                                                       --------

Foreign Bonds- 2.18%
Australia - 0.12%
Great Central Mining 8.875% 4/1/08                       4,000            3,900
                                                                       --------
                                                                          3,900
                                                                       --------
Bahamas - 0.16%
Teekay Shipping 8.875% 7/15/11                           5,000            5,181
                                                                       --------
                                                                          5,181
                                                                       --------
British Virgin Islands - 0.10%
Chippac International 12.75% 8/1/09                      3,000            3,225
                                                                       --------
                                                                          3,225
                                                                       --------
Canada - 1.27%
Ainsworth Lumber 12.50% 7/15/07                          7,000            7,254
Calpine Canada Energy 8.50% 5/1/08                       9,000            4,185
CP Ships Limited 10.375% 7/15/12                         4,000            4,260
Fairfax Financial Holdings 7.75% 12/15/03                8,000            7,604
Intrawest 10.50% 2/1/10                                  4,000            4,140
Pacifica Papers 10.00% 3/15/09                           3,000            3,240
Rogers Cablesystems 10.00% 3/15/05                      10,000           10,350
                                                                       --------
                                                                         41,033
                                                                       --------
Ireland - 0.40%
*MDP Acquisitions 144A 9.625% 10/1/12                    5,000            5,238
Smurfit Capital 7.50% 11/20/25                           9,000            7,763
                                                                       --------
                                                                         13,001
                                                                       --------
Sweden - 0.13%
*Stena AB 144A 9.625% 12/1/12                            4,000            4,100
                                                                       --------
                                                                          4,100
                                                                       --------
Total Foreign Bonds (cost $70,507)                                       70,440
                                                                       --------



Convertible Bonds- 14.61%
Banking, Finance & Insurance - 2.04%
Bell Atlantic Financial Services 5.75% 4/1/03           65,000           65,894
                                                                       --------
                                                                         65,894
                                                                       --------
Cable, Media & Publishing - 1.60%
World Color Press 6.00% 10/1/07                         50,000           51,813
                                                                       --------
                                                                         51,813
                                                                       --------
Computers & Technology - 1.34%
Siebel Systems 5.50% 9/15/06                            45,000           43,369
                                                                       --------
                                                                         43,369
                                                                       --------
Industrial Machinery - 4.53%
Mascotech 4.50% 12/15/03                                90,000           81,449
Thermo Fibertek 4.50% 7/15/04                           65,000           65,000
                                                                       --------
                                                                        146,449
                                                                       --------

Delaware Retirement Income Fund
                                                     Principal           Market
                                                        Amount            Value
Convertible Bonds (Continued)
Retail - 3.93%
*Gap 144A 5.75% 3/15/09                               $100,000         $127,250
                                                                       --------
                                                                        127,250
                                                                       --------

Transportation & Shipping - 1.17%
Continental Airlines 4.50% 2/1/07                       75,000           37,781
                                                                       --------
                                                                         37,781
                                                                       --------
Total Convertible Bonds (cost $474,025)                                 472,556
                                                                       --------
                                                     Number of
                                                        Shares
Preferred Stock- 8.14%
Real Estate - 2.74%
Ramco-Gershenson Properties 9.50%                        3,500           88,550
                                                                       --------
                                                                         88,550
                                                                       --------
REIT  - 2.65%
Lasalle Hotel Properties 10.25%                          3,300           85,800
                                                                       --------
                                                                         85,800
                                                                       --------
Utilities - 2.75%
Public Service Enterprise Group 10.25%                   1,900           88,730
                                                                       --------
                                                                         88,730
                                                                       --------
Total Preferred Stock (cost $267,267)                                   263,080
                                                                       --------

Convertible Preferred Stock- 4.70%
Aerospace & Defense - 2.32%
Northrop Grumman 7.25%                                     700           75,145
                                                                       --------
                                                                         75,145
                                                                       --------
Miscellaneous - 0.00%
**Intermedia Communications Preferred PIK 13.50%             1               44
                                                                       --------
                                                                             44
                                                                       --------
Transportation - 2.38%
Union Pacific Capital Trust 6.25%                          400           20,500
*Union Pacific Capital Trust TIDES 144A 6.25%            1,100           56,375
                                                                       --------
                                                                         76,875
                                                                       --------
Total Convertible Preferred Stock (cost $143,345)                       152,064
                                                                       --------

Warrants - 0.00%
+Solutia Warrants
                                                            12                -
                                                                       --------
                                                                              -
                                                                       --------
Total Warrants (cost $1,021)

                                                     Principal
                                                        Amount
Repurchase Agreements- 5.35%
With BNP Paribas 1.32% 12/2/02
(dated 11/29/02, collateralized by $13,500
U.S. Treasury Notes 4.25% due 11/15/03, market
value $13,903, $23,300 U.S. Treasury Notes
3.00% due 11/30/03, market value $23,976, and
$19,300 U.S. Treasury Bonds12.00% due 5/15/05,
market value $23,907)                                 $ 60,500           60,500
With J. P. Morgan Securities 1.30% 12/2/02
(dated 11/29/02, collateralized by $53,300
U.S. Treasury Bills due 4/3/03, market
value $53,116)                                          52,000           52,000
With UBS Warburg 1.33% 12/2/02
(dated 11/29/02, collateralized by $60,300
U.S. Treasury Notes 3.00% due 1/31/04, market
value $61,887)                                          60,500           60,500
                                                                       --------
Total Repurchase Agreements (cost $173,000)                             173,000
                                                                       --------

Delaware Retirement Income Fund


Total Market Value of Securities - 99.93%
   (cost $3,278,092)                                                 $3,231,730

Receivables and Other Assets Net of Liabilities - 0.07%                   2,228
                                                                     ----------

Net Assets Applicable to 358,096 Shares Outstanding - 100.00%        $3,233,958
                                                                     ----------


Net Asset Value - Delaware Retirement Income Fund Class A
($1,298.63 / 143.791 Shares)                                              $9.03
                                                                          =====
Net Asset Value - Delaware Retirement Income Fund Institutional Class
($3,232,659 / 357,952 Shares)                                             $9.03
                                                                          =====
_______________________________________________________________________
+ Non-income producing security for the year ended November 30, 2002.
* Securities exempt from registration under 144A of the securities Act of 1933. See Note 7 in "Notes to Financial Statements."
**Non-income producing security. Security is currently in default.
++Step coupon bond.
Summary of Abbreviations:
PIK - Pay in Kind
REITs - Real Estate Investment Trust
TIDES - Term Income Deferred Equity Securities

Components of Net Assets at November 30, 2002:
Shares of beneficial interest (unlimited authorization - no par)     $3,149,942
Undistributed net investment income                                     153,192
Accumulated net realized loss on investments                            (22,814)
Net unrealized depreciation of investments                              (46,362)
                                                                     ----------
Total net assets                                                     $3,233,958
                                                                     ==========
Net Asset Value and Offering Price per Share -
Delaware Retirement Income Fund
Net asset value A Class (A)                                               $9.03
Sales charge (5.75% of offering or 6.09% of the amount invested per
share) (B)                                                                 0.55
                                                                          -----
Offering price                                                            $9.58
                                                                          -----
-------------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

DELAWARE SMALL CAP CONTRARIAN FUND

November 30, 2002
                                                     Number of           Market
                                                        Shares            Value
Common Stock- 92.73%
Aerospace & Defense - 2.07%
+Armor Holdings                                            700         $ 10,024
+DRS Technologies                                          900           30,024
+Herley Industries                                       1,000           15,000
+Integrated Defense Technologies                           400            5,428
                                                                       --------
                                                                         60,476
                                                                       --------
Banking & Finance - 9.57%
Associated Bancorp                                       1,408           47,210
Colonial BancGroup                                       3,200           38,912
Commercial Federal                                       1,300           29,185
Community Bank System                                      500           16,005
Compass Bancshares                                       1,800           58,177
Provident Bankshares                                       630           14,030
Republic Bancorp                                         3,520           41,254
Riggs National                                           1,600           24,704
+Sterling Financial                                        530           10,160
                                                                       --------
                                                                        279,637
                                                                       --------
Basic Industry/Capital Goods - 20.12%
A.O. Smith                                                 900           23,985
+Agco                                                    1,300           31,382
Crane                                                    1,400           28,798
+Crown Cork & Seal                                       2,400           20,736
Federal Signal                                           2,000           37,920
Florida Rock Industries                                    700           28,007
+Freeport McMoRan Copper & Gold Class B                  1,300           20,150
Gibraltar Steel                                            900           17,415
Granite Construction                                     1,150           19,550
+Griffon                                                 3,000           37,350
H.B. Fuller                                              1,000           28,970
Harsco                                                     800           24,728
+Jacobs Engineering Group                                1,000           36,310
Kaydon                                                   1,300           27,391
MacDermid                                                1,300           29,133
+Mueller Industries                                        700           20,321
+Pactiv                                                  2,400           49,680
Spartech                                                 1,300           24,323
+Terex                                                   1,600           19,776
+Tetra Tech                                              1,200           14,880
Texas Industries                                           700           17,290
Universal Forest Products                                  400            8,608
Wausau-Mosinee Paper                                     1,800           20,808
                                                                       --------
                                                                        587,511
                                                                       --------
Business Services - 1.86%
+Bell Microproducts                                      1,100            8,163
+Handleman                                               1,800           20,250
+United Stationers                                         800           26,032
                                                                       --------
                                                                         54,445
                                                                       --------
Consumer Durables - 4.81%
+Furniture Brands International                          1,300           36,400
KB Home                                                  1,100           49,159
La-Z-Boy                                                   800           20,120
+Lear                                                      700           25,683
+WCI Communities                                           800            9,064
                                                                       --------
                                                                        140,426
                                                                       --------

Delaware Small Cap Contrarian Fund

                                                     Number of           Market
                                                        Shares            Value
Common Stock (Continued)
Consumer Non-Durables - 1.31%
+Bebe Stores                                             1,000         $ 13,400
+Department 56                                             700            8,589
+Oakley                                                  1,200           16,260
                                                                       --------
                                                                         38,249
                                                                       --------
Consumer Services - 3.25%
+Rare Hospitality International                          1,500           40,155
+Rent-A-Center                                             500           24,845
+Take-Two Interactive Software                           1,000           29,930
                                                                       --------
                                                                         94,930
                                                                       --------
Energy - 7.15%
+Cal Dive International                                  1,400           32,354
Chesapeake Energy                                        3,700           25,641
+Comstock Resources                                      2,800           23,632
+Grey Wolf                                               4,500           17,145
+Magnum Hunter Resources                                 3,000           17,250
Ocean Energy                                             2,200           41,448
Southwest Gas                                            1,200           26,640
+Westport Resources                                      1,200           24,624
                                                                       --------
                                                                        208,734
                                                                       --------
Food, Beverage & Tobacco - 4.35%
Bunge Limited                                            1,000           24,550
+Constellation Brands                                    2,400           56,448
+International Multifoods                                1,200           23,976
+Jack in the Box                                         1,100           22,132
                                                                       --------
                                                                        127,106
                                                                       --------
Healthcare & Pharmaceuticals - 5.30%
+Abgenix                                                 2,000           18,540
+Celgene                                                   700           17,346
+Community Health Systems                                1,300           26,715
Cooper Companies                                         1,200           33,720
Owens & Minor                                            1,300           21,450
+Pharmaceutical Resources                                  700           19,600
+SangStat Medical                                        1,200           17,520
                                                                       --------
                                                                        154,891
                                                                       --------
Insurance - 7.44%
AmerUs Group                                               900           28,845
Harleysville Group                                       1,100           28,853
PartnerRe                                                1,000           50,590
+Platinum Underwriters Holdings                            500           12,850
RenaissanceRe Holdings                                   1,200           48,900
W.R. Berkley                                             1,200           47,400
                                                                       --------
                                                                        217,438
                                                                       --------
Real Estate - 0.51%
The St. Joe Company                                        500           14,925
                                                                       --------
                                                                         14,925
                                                                       --------
REITs - 5.78%
Chelsea Property Group                                     600           20,544
Keystone Property Trust                                  1,200           20,160
Mack-Cali Realty                                           700           21,000
Pan Pacific Retail Properties                            1,600           57,120
Prentiss Properties Trust                                1,000           27,490
Reckson Associates Realty                                1,100           22,385
                                                                       --------
                                                                        168,699
                                                                       --------

Delaware Small Cap Contrarian Fund
                                                     Number of           Market
                                                        Shares            Value

Common Stock (Continued)
Retail - 3.63%
+Barnes & Noble                                          1,300       $   30,771
+Goody's Family Clothing                                 1,900            8,305
Phillips-Van Heusen                                      1,500           19,725
+Shoe Carnival                                             700           10,409
+Sports Authority                                        1,000            8,510
+Whitehall Jewellers                                       600            6,660
Wolverine World Wide                                     1,300           21,736
                                                                     ----------
                                                                        106,116
                                                                     ----------
Technology - 9.77%
+Actel                                                   1,400           26,922
+Amdocs Limited                                          2,300           26,450
+ASM International                                       1,900           28,120
+Comverse Technology                                     1,900           22,933
Inter-Tel                                                1,200           30,132
+International Rectifier                                   900           22,464
+Lawson Software                                         3,600           17,784
+Photon Dynamics                                           700           24,675
+Photronics                                              1,100           17,402
+Storage Technology                                      1,400           30,926
Symbol Technologies                                      1,600           16,464
+Veeco Instruments                                       1,500           20,925
                                                                     ----------
                                                                        285,197
                                                                     ----------
Telecommunications - 0.33%
Tele Centro Oeste Celular Participacoes ADR              2,500            9,625
                                                                     ----------
                                                                          9,625
                                                                     ----------
Transportation - 3.66%
Alexander & Baldwin                                      1,600           39,407
+Arkansas Best                                             800           23,377
+Kirby                                                     800           20,240
+SCS Transportation                                        350            3,070
+Yellow                                                    700           20,804
                                                                     ----------
                                                                        106,898
                                                                     ----------
Utilities - 1.82%
Black Hills                                                600           15,498
+El Paso Electric                                        1,600           16,400
PNM Resources                                              900           21,240
                                                                     ----------
                                                                         53,138
                                                                     ----------
Total Common Stock (cost $2,419,487)                                  2,708,441
                                                                     ----------


                                                     Principal
                                                     Amount
Repurchase Agreements- 6.81%
With BNP Paribas 1.32% 12/2/02
(dated 11/29/02, collateralized by $15,600
U.S. Treasury Notes 4.25% due 11/15/03, market
value $15,993, $26,800 U.S. Treasury Notes
3.00% due 11/30/03, market value $27,580, and
$22,200 U.S. Treasury Bonds 12.00% due 5/15/05,
market value $27,500)                                  $69,650           69,650
With J. P. Morgan Securities 1.30% 12/2/02
(dated 11/29/02, collateralized by $61,400
U.S. Treasury Bills due 4/3/03, market
value $61,098)                                          59,700           59,700
With UBS Warburg 1.33% 12/2/02
(dated 11/29/02, collateralized by $69,400
U.S. Treasury Notes 3.00% due 1/31/04, market
value $71,188)                                          69,650           69,650
                                                                     ----------
Total Repurchase Agreements (cost $199,000)                             199,000
                                                                     ----------

Delaware Small Cap Contrarian Fund

Total Market Value of Securities - 99.54%
   (cost $2,618,487)                                                                                                     $2,907,441

Receivables and Other Assets Net of Liabilities - 0.46%                                                                      13,331
                                                                                                                         ----------

Net Assets Applicable to 283,905 Shares Outstanding - 100.00%                                                            $2,920,772
                                                                                                                         ----------

Net Asset Value - Delaware Small Cap Contrarian Fund Class A
($17.21 / 1.673 Shares)                                                                                                     $10.29
                                                                                                                            ======
Net Asset Value - Delaware Small Cap Contrarian Fund Institutional Class
($2,920,754 / 283,903 Shares)                                                                                               $10.29
                                                                                                                            ======

-------------------------------
+Non-income producing security for the year ended November 30, 2002.
Summary of Abbreviations:
ADR - American Depositary Receipts
REIT - Real Estate Investment Trust


Components of Net Assets at November 30, 2002:
Shares of beneficial interest (unlimited authorization - no par)                                                         $2,464,863
Undistributed net investment income                                                                                          19,077
Accumulated net realized gain on investments                                                                                147,878
Net unrealized appreciation of investments                                                                                  288,954
                                                                                                                         ----------
Total net assets                                                                                                         $2,920,772
                                                                                                                         ==========
Net Asset Value and Offering Price per Share -
Delaware Small Cap Contrarian Fund
Net asset value Class A (A)                                                                                                 $10.29
Sales charge (5.75% of offering or 6.12% of the amount invested per share) (B)                                                0.63
                                                                                                                            ------
Offering price                                                                                                              $10.92
                                                                                                                            ------

-------------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statements of Operations

                                                                   Delaware       Delaware
                                                                  Retirement      Small Cap
                                                                    Income       Contrarian
Year Ended November 30, 2002                                         Fund           Fund
--------------------------------------------------------------------------------------------
Investment Income:
Dividends                                                           $  78,354    $  41,895
Interest                                                              100,413        2,991
                                                                    ---------    ---------
                                                                      178,767       44,886
                                                                    ---------    ---------

Expenses:
Management fees                                                        21,295       22,535
Custodian fees                                                          3,295          480
Trustees' fees                                                          1,816        1,860
Registration fees                                                       1,724        2,271
Accounting and administration expenses                                  1,434        1,318
Dividend disbursing, transfer agent fees and expenses                   1,209          973
Reports and statements to shareholders                                  1,060          825
Professional Fees                                                         480          419
Distribution expense - Class A                                              1           --
Other                                                                     674          679
                                                                    ---------    ---------
                                                                       32,988       31,360
Less expenses absorbed or waived by investment manager                 (8,298)      (8,753)
Less waiver of distribution expenses - Class A                             (1)          --
Less expenses paid indirectly                                            (142)         (69)
                                                                    ---------    ---------
Total expenses                                                         24,547       22,538
                                                                    ---------    ---------

Net Investment Income                                                 154,220       22,348
                                                                    ---------    ---------



Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments                                       80,901      149,177
Net change in unrealized appreciation/depreciation of investments    (147,989)    (140,890)
                                                                    ---------    ---------

Net Realized and Unrealized Gain (Loss) on Investments                (67,088)       8,287
                                                                    ---------    ---------

Net Increase in Net Assets Resulting from Operations                $  87,132    $  30,635
                                                                    =========    =========



                               See accompanying notes

Statements of Changes in Net Assets


                                                                          Delaware Retirement          Delaware Small Cap
                                                                              Income Fund               Contrarian Fund
                                                                      --------------------------------------------------------
                                                                               Year Ended                  Year Ended
                                                                         11/30/02      11/30/01       11/30/02      11/30/01
Increase (Decrease) in Net Assets from Operations:
Net investment income                                                 $   154,220    $   142,820    $    22,348    $    28,905
Net realized gain (loss) on investments                                    80,901        (94,939)       149,177        310,485
Net change in unrealized appreciation/depreciation of investments        (147,989)        75,117       (140,890)       228,709
                                                                      --------------------------------------------------------
Net increase in net assets resulting from operations                       87,132        122,998         30,635        568,099
                                                                      --------------------------------------------------------


Dividends and Distributions to Shareholders from:
Net investment income:
    Class A                                                                    (1)            (1)            --             --
    Institutional Class                                                  (153,263)      (131,124)       (28,045)       (39,100)

Net realized gain on investments:
    Class A                                                                    --             --             (2)            --
    Institutional Class                                                        --       (109,488)      (228,515)            --
                                                                      --------------------------------------------------------
                                                                         (153,264)      (240,613)      (256,562)       (39,100)
                                                                      --------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold:
    Class A                                                                 1,218             --             --             15
    Institutional Class                                                 3,250,000             --             --             --

Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                     1              1              3             --
    Institutional Class                                                   153,263        240,612        256,560         39,100
                                                                      --------------------------------------------------------
                                                                        3,404,482        240,613        256,563         39,115
                                                                      --------------------------------------------------------
Cost of shares repurchased:
    Class A                                                                    --        (25,256)           (15)            --
    Institutional Class                                                (3,369,860)        (1,565)            --             --
                                                                      --------------------------------------------------------
                                                                       (3,369,860)       (26,821)           (15)            --
                                                                      --------------------------------------------------------
Increase in net assets derived from capital share transactions             34,622        213,792        256,548         39,115
                                                                      --------------------------------------------------------

Net Increase (Decrease) in Net Assets                                     (31,510)        96,177         30,621        568,114

Net Assets:
Beginning of year                                                       3,265,468      3,169,291      2,890,151      2,322,037
                                                                      --------------------------------------------------------
End of year                                                           $ 3,233,958    $ 3,265,468    $ 2,920,772    $ 2,890,151
                                                                      ========================================================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Retirement Income Fund Class A
------------------------------------------------------------------------------------------------------------------------------
                                                                                           Year Ended
                                                                  11/30/02(1)   11/30/01    11/30/00    11/30/99      11/30/98
                                                                   -----------------------------------------------------------
Net asset value, beginning of period                               $ 9.230      $ 9.600     $ 9.430     $10.160       $11.700

Income (loss) from investment operations:
     Net investment income(2)                                        0.429        0.405       0.403       0.431         0.632
     Net realized and unrealized gain (loss) on investments         (0.196)      (0.041)      0.285      (0.156)       (0.402)
                                                                   -------      -------     -------     -------       -------
     Total from investment operations                                0.233        0.364       0.688       0.275         0.230
                                                                   -------      -------     -------     -------       -------

Less dividends and distributions from:
     Net investment income                                          (0.433)      (0.400)     (0.420)     (0.620)       (0.570)
     Net realized gain on investments                                   --       (0.334)     (0.098)     (0.385)       (1.200)
                                                                   -------      -------     -------     -------       -------
     Total dividends and distributions                              (0.433)      (0.734)     (0.518)     (1.005)       (1.770)
                                                                   -------      -------     -------     -------       -------

Net asset value, end of period                                     $ 9.030      $ 9.230     $ 9.600     $ 9.430       $10.160
                                                                   =======      =======     =======     =======       =======

Total return(3)                                                      2.58%        3.87%       7.66%       3.14%         2.22%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)                       $     1      $    --     $    24     $    22       $    23
     Ratio of expenses to average net assets                         0.75%        0.75%       0.75%       0.75%         0.75%
     Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                       1.30%        1.05%       1.24%       1.17%         1.62%
     Ratio of net investment income to average net assets            4.71%        4.38%       4.22%       4.46%         6.01%
     Ratio of net investment income to average net assets
       prior to expense limitation and expenses paid indirectly      4.16%        4.08%       3.73%       4.03%         5.14%
     Portfolio turnover                                               188%          89%         41%         42%           91%

---------------------------------
(1) As required, effective December 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended November 30, 2002 was a decrease in net investment income per share of $0.048, an increase in net realized and unrealized gain (loss) per share of $0.048, and a decrease in the ratio of net investment income to average net assets of 0.53%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                              Delaware Retirement Income Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                                  11/30/02(1)  11/30/01    11/30/00    11/30/99      11/30/98
                                                                   ----------------------------------------------------------
Net asset value, beginning of period                               $ 9.230      $ 9.600     $ 9.420     $10.150       $11.690

Income (loss) from investment operations:
     Net investment income(2)                                        0.429        0.405       0.403       0.431         0.632
     Net realized and unrealized gain (loss) on investments         (0.196)      (0.041)      0.295      (0.156)       (0.402)
                                                                   -------      -------     -------     -------       -------
     Total from investment operations                                0.233        0.364       0.698       0.275         0.230
                                                                   -------      -------     -------     -------       -------

Less dividends and distributions from:
     Net investment income                                          (0.433)      (0.400)     (0.420)     (0.620)       (0.570)
     Net realized gain on investments                                   --       (0.334)     (0.098)     (0.385)       (1.200)
                                                                   -------      -------     -------     -------       -------
     Total dividends and distributions                              (0.433)      (0.734)     (0.518)     (1.005)       (1.770)
                                                                   -------      -------     -------     -------       -------

Net asset value, end of period                                     $ 9.030      $ 9.230     $ 9.600     $ 9.420       $10.150
                                                                   =======      =======     =======     =======       =======

Total return(3)                                                      2.58%        3.87%       7.78%       3.15%         2.22%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)                       $ 3,233      $ 3,265     $ 3,145     $ 2,924       $ 2,840
     Ratio of expenses to average net assets                         0.75%        0.75%       0.75%       0.75%         0.75%
     Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                       1.00%        0.75%       0.94%       0.87%         1.32%
     Ratio of net investment income to average net assets            4.71%        4.38%       4.22%       4.46%         6.01%
     Ratio of net investment income to average net assets
       prior to expense limitation and expenses paid indirectly      4.46%        4.38%       4.03%       4.33%         5.44%
     Portfolio turnover                                               188%          89%         41%         42%           91%

----------------------------------------------

(1) As required, effective December 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended November 30, 2002 was a decrease in net investment income per share of $0.048, an increase in net realized and unrealized gain (loss) per share of $0.048, and a decrease in the ratio of net investment income to average net assets of 0.53%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Small Cap Contrarian Fund Class A
--------------------------------------------------------------------------------------------------------------------
                                                                                                         12/29/98(1)
                                                                                    Year Ended                To
                                                                          11/30/02   11/30/01   11/30/00   11/30/99
                                                                          --------   --------   --------   --------
Net asset value, beginning of period                                      $11.130    $ 9.090    $ 8.930    $ 8.500

Income from investment operations:
     Net investment income(2)                                               0.079      0.111      0.159      0.104
     Net realized and unrealized gain on investments                        0.069      2.082      0.720      0.326
                                                                          -------    -------    -------    -------
     Total from investment operations                                       0.148      2.193      0.879      0.430
                                                                          -------    -------    -------    -------

Less dividends and distributions from:
     Net investment income                                                 (0.108)    (0.153)    (0.135)        --
     Net realized gain on investments                                      (0.880)        --     (0.584)        --
                                                                          -------    -------    -------    -------
     Total dividends and distributions                                     (0.988)    (0.153)    (0.719)        --
                                                                          -------    -------    -------    -------

Net asset value, end of period                                            $10.290    $11.130    $ 9.090    $ 8.930
                                                                          =======    =======    =======    =======

Total return(3)                                                             1.08%     24.42%     10.56%      5.06%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)                              $    --    $    --    $    --    $    --
     Ratio of expenses to average net assets                                0.75%      0.75%      0.75%      0.80%
     Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                              1.34%      1.18%      1.24%      2.14%
     Ratio of net investment income to average net assets                   0.74%      1.07%      1.81%      1.27%
     Ratio of net investment income (loss) to average net assets
       prior to expense limitation and expenses paid indirectly             0.15%      0.63%      1.32%     (0.12%)
     Portfolio turnover                                                       76%        82%       125%        63%

-----------------------------------------------------------------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                            Delaware Small Cap Contrarian Fund Institutional Class
-------------------------------------------------------------------------------------------------------------------------
                                                                                                          12/29/98(1)
                                                                                   Year Ended                 To
                                                                         11/30/02   11/30/01    11/30/00   11/30/99
                                                                          -----------------------------------------------
Net asset value, beginning of period                                      $11.130    $ 9.090    $ 8.930    $ 8.500

Income from investment operations:
     Net investment income(2)                                               0.079      0.111      0.159      0.104
     Net realized and unrealized gain on investments                        0.069      2.082      0.720      0.326
                                                                          -------    -------    -------    -------
     Total from investment operations                                       0.148      2.193      0.879      0.430
                                                                          -------    -------    -------    -------

Less dividends and distributions from:
     Net investment income                                                 (0.108)    (0.153)    (0.135)        --
     Net realized gain on investments                                      (0.880)        --     (0.584)        --
                                                                          -------    -------    -------    -------
     Total dividends and distributions                                     (0.988)    (0.153)    (0.719)        --
                                                                          -------    -------    -------    -------

Net asset value, end of period                                            $10.290    $11.130    $ 9.090    $ 8.930
                                                                          =======    =======    =======    =======

Total return(3)                                                             1.08%     24.42%     10.56%      5.06%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)                              $ 2,921    $ 2,890    $ 2,322    $ 2,101
     Ratio of expenses to average net assets                                0.75%      0.75%      0.75%      0.80%
     Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                              1.04%      0.88%      0.94%      1.84%
     Ratio of net investment income to average net assets                   0.74%      1.07%      1.81%      1.27%
     Ratio of net investment income to average net assets
       prior to expense limitation and expenses paid indirectly             0.45%      0.93%      1.62%      0.18%
     Portfolio turnover                                                       76%        82%       125%        63%

-----------------------------------------------------------------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

Notes to Financial Statements


November 30, 2002

Delaware Group Equity Funds V (the "Trust") is organized as a Delaware business trust and offers three series: Delaware Retirement Income Fund, Delaware Small Cap Contrarian Fund and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Retirement Income Fund and Delaware Small Cap Contrarian Fund (each referred to as a "Fund" or collectively as the "Funds"). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares were held. Prior to November 18, 2002, the Class B contingent deferred sales charges declined from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of November 30, 2002, only Class A and Institutional Class have commenced operations.

The investment objective of the Delaware Retirement Income Fund is to seek to provide high current income and the potential for capital appreciation. The investment objective of Delaware Small Cap Contrarian Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements- Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Change in Accounting Principle- As required, effective December 1, 2001, the Retirement Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing all discount or premium on debt securities. Prior to December 1, 2001, the Funds did not amortize premium or market discount, which conformed to the Funds policy for federal income tax purposes. This accounting change had no effect for the Small Cap Contrarian Fund for the fiscal year ended November 30, 2002. With respect to the Retirement Income Fund, the cumulative effect of this accounting change had no impact on total net assets, but resulted in a $8,540 increase in cost of securities and a corresponding $8,540 decrease in net unrealized appreciation, based on securities held by the Fund on December 1, 2001. The effect of this change for the year ended November 30, 2002, was a decrease in net investment income of $17,316, a decrease in net unrealized appreciation (depreciation) of $4,739, and an increase in net realized gains (losses) of $22,055. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses and credits for the year ended November 30, 2002 were as follows:

                                       Delaware               Delaware
                                      Retirement             Small Cap
                                     Income Fund            Contrarian Fund
                                ----------------------- -----------------------
Commission reimbursements                $76                    $69
Earnings credits                          66                     --


2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Funds average daily net assets as follows:

                                      Delaware              Delaware
                                     Retirement           Small Cap
                                     Income Fund         Contrarian Fund
                                  ------------------- ---------------------
On the first $500 million               0.65%                0.75%
On the next $500 million                0.60%                0.70%
On the next $1.5 billion                0.55%                0.65%
Over $2.5 billion                       0.50%                0.60%

DMC has elected to waive that portion, if any, of the management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed 0.75% of average daily net assets through May 31, 2003.

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the distribution agreement, the Funds pay Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has elected voluntarily to waive such fees at this time. No distribution expenses are paid by Institutional Class shares.

At November 30, 2002, the Funds had liabilities to or receivables from DMC and affiliates as follows:

                                                        Delaware            Delaware
                                                      Retirement           Small Cap
                                                      Income Fund        Contrarian Fund
                                                   ------------------- ---------------------
Investment management fee
   payable to DMC                                       $ --                   $(72)
Dividend disbursing, transfer agent,
   accounting fees and other expenses payable to DSC      --                   (191)
Other expenses payable to DMC
   and affiliates                                        (55)                (1,049)
Receivable from DMC under
   expense limitation agreement                          880                     --
Dividend disbursing, transfer agent,
   accounting fees and other expenses
   receivable from DSC                                    23                     --

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Funds.

3. Investments
For the year ended November 30, 2002, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                            Delaware             Delaware
                           Retirement           Small Cap
                          Income Fund         Contrarian Fund
                      ------------------- ---------------------
Purchases                 $5,866,770           $2,198,344
Sales                      5,881,220            2,159,033

At November 30, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                        Delaware           Delaware
                                                       Retirement          Small Cap
                                                       Income Fund       Contrarian Fund
                                                   ------------------- ---------------------
Cost of investments                                    $3,274,715           $2,618,487
                                                   =================== =====================
Aggregate unrealized appreciation                        $193,621             $392,680
Aggregate unrealized depreciation                        (236,606)            (103,726)
                                                   ------------------- ---------------------
Net unrealized appreciation/(depreciation)               ($42,985)            $288,954
                                                   =================== =====================

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended November 30, 2002 and 2001 were as follows:

Year ended November 30, 2002
----------------------------                             Delaware            Delaware
                                                        Retirement          Small Cap
                                                       Income Fund        Contrarian Fund
                                                   ------------------- ---------------------
Ordinary income                                        $153,264               $115,240
Long-term capital gain                                       --                141,322
                                                   ------------------- ---------------------
Total dividends and distributions                      $153,264               $256,562
                                                   ------------------- ---------------------

Year ended November 30, 2001
----------------------------

                                                        Delaware            Delaware
                                                       Retirement          Small Cap
                                                       Income Fund       Contrarian Fund
                                                   ------------------- ---------------------
Ordinary income                                         $131,125           $39,100
Long-term capital gain                                   109,488                --
                                                   ------------------- ---------------------
Total dividend and distributions                        $240,613           $39,100
                                                   ------------------- ---------------------

As of November 30, 2002, the components of net assets on a tax basis were as follows:

Delaware Retirement Income Fund
Shares of beneficial interest                                                            $3,149,942
Undistributed ordinary income                                                               153,192
Capital loss carryforwards                                                                  (26,191)
Unrealized depreciation of investments                                                      (42,985)
                                                                                         ----------
Net assets                                                                               $3,233,958
                                                                                         ----------

Delaware Small Cap Contrarian Fund
Shares of beneficial interest                                                            $2,464,863
Undistributed ordinary income                                                                19,077
Undistributed long-term capital gains                                                       147,878
Unrealized appreciation of investments                                                      288,954
                                                                                         ----------
Net assets                                                                               $2,920,772
                                                                                         ----------

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows:
                                                       Delaware
                                                      Retirement
                                                      Income Fund
                                                      -----------
Expires 2009                                            $26,191

5. Capital Shares
Transactions in capital shares were as follows:

                                          Delaware Retirement              Delaware Small Cap
                                             Income Fund                    Contrarian Fund
                                         Year            Year             Year            Year
                                        Ended           Ended            Ended           Ended
                                       11/30/02       11/30/01          11/30/02       11/30/01
                                       --------------------------------------------------------
Shares sold:
Class A                                     142             --                --              2
Institutional Class                     357,536             --                --             --

Shares issued upon
reinvestment of
Dividends and
distributions:
Class A                                      --             --                --             --
Institutional Class                      17,182         26,325            24,227          4,120
                                       --------------------------------------------------------
                                        374,860         26,325                            4,122
                                       --------------------------------------------------------

Shares repurchased:
Class A                                      --         (2,487)               (1)            --
Institutional Class                    (370,722)          (179)                --            --
                                       --------------------------------------------------------
                                       (370,722)        (2,666)               (1)            --
                                       --------------------------------------------------------
Net increase                              4,138         23,659           256,226          4,122
                                       ========================================================

6. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Funds had no amounts outstanding at November 30, 2002, or at any time during the year.

7. Credit and Market Risk

Each Fund may invest 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

Delaware Small Cap Contrarian Fund invests a significant portion of its assets in small and medium-sized companies and may be subject to certain risks associated with ownership of securities of small and medium-sized companies. Investments in small or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence of narrow product lines.

8. Tax Information (unaudited)

The information set forth is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2002, each Fund designates distributions paid during the year as follows:

                                  (A)                 (B)
                               Long-Term           Ordinary
                             Capital Gain           Income             Total              (C)
                             Distributions        Distribution     Distributions     Qualifying(1)
                              (Tax Basis)         (Tax Basis)       (Tax Basis)        Dividends
                              -----------         -----------       -----------        ---------
Delaware Retirement
Income Fund                        --                 100%             100%               48%

Delaware Small Cap
Contrarian Fund                   55%                  45%             100%              100%

-----------------------------
(A) and (B) are based on a percentage of the Fund's total distributions.
(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                         Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Equity Funds V

We have audited the accompanying statements of net assets of Delaware Retirement Income Fund and Delaware Small Cap Contrarian Fund (the "Funds") (each a series of Delaware Group Equity Funds V) as of November 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at November 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                   /s/ Ernst & Young LLP
Philadelphia, Pennsylvania
January 3, 2003

Delaware Investments Family of Funds
Board of Trustees/Officers

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Trustees/Officers

David K. Downes(1)              President,           9 Years -              Mr. Downes has            105     Director/President -
2005 Market Street           Chief Executive      Executive Officer       served in various                      Lincoln National
Philadelphia, PA 19103          Officer,                                 executive capacities                 Convertible Securities
                              Chief Financial      3 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                         at Delaware Investments(2)
January 8, 1940                                                                                                Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

Walter P. Babich                 Trustee              12 Years              Board Chairman -           105             None
460 North Gulph Road                                                   Citadel Constructors, Inc.
King of Prussia, PA  19406                                                  (1989 - Present)


October 1, 1927

John H. Durham                   Trustee             23 Years(3)           Private Investor            105            Trustee -
P.O. Box 819                                                                                                      Abington Memorial
Gwynedd Valley, PA  19437                                                                                       Hospital Foundation


August 7, 1937                                                                                                  President/Director -
                                                                                                                 22 WR Corporation

John A. Fry                      Trustee              1 Year                 President -                87           Director -
P.O. Box 3003                                                         Franklin & Marshall College               Sovereign Bancorp
Lancaster, PA 17604                                                     (June 2002 - Present)

                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
May 28, 1960                                                             (April 1995 - June 2002)

(1) Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

Anthony D. Knerr                 Trustee              8 Years         Founder/Managing Director -      105             None
500 Fifth Avenue                                                       Anthony Knerr & Associates
New York, NY 10110  19103                                               (Strategic Consulting)
                                                                           (1990 - Present)

December 7, 1938

Ann R. Leven                     Trustee              12 Years       Treasurer/Chief Fiscal Officer -  105            Director -
785 Park Avenue                                                            National Gallery of Art               Recoton Corporation
New York, NY 10021                                                            (1994 - 1999)
                                                                                                                      Director -
                                                                                                                    Systemax, Inc.
November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

Thomas F. Madison                Trustee              6 Years                President/Chief           105       Director - Valmont
200 South Fifth Street                                                     Executive Officer -                    Industries, Inc.
Suite 2100                                                                 MLM Partners, Inc.
Minneapolis, MN 55402                                                  (Small Business Investing                   Director - ACI
                                                                            and Consulting)                       Telecentrics Inc.
                                                                        (January 1993 - Present)
February 25, 1936                                                                                                 Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

Janet L. Yeomans                 Trustee              2 Years           Vice President Treasurer -     105             None
Building 220-13W-37                                                           3M Corporation
St. Paul, MN 55144                                                        (July 1995 - Present)

                                                                          Ms. Yeomans has held
July 31, 1948                                                              various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

Jude T. Driscoll              Executive Vice          1 Year          Executive Vice President and      N/A             None
2005 Market Street            President and                              Head of Fixed-Income of
 Philadelphia, PA                Head of                              Delaware Investment Advisers,
    19103                     Fixed-Income                               a series of Delaware
                                                                        Management Business Trust
March 10, 1963                                                           (August 2000 - Present)

                                                                        Senior Vice President and
                                                                    Director of Fixed-Income Process -
                                                                        Conseco Capital Management
                                                                        (June 1998 - August 2000)

                                                                           Managing Director -
                                                                      NationsBanc Capital Markets
                                                                      (February 1996 - June 1998)





                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

Richelle S. Maestro         Senior Vice President,    9 Years        Ms. Maestro has served in         N/A             None
2005 Market Street          Deputy General Counsel                  various executive capacities
 Philadelphia, PA               and Secretary                         at different times at
    19103                                                             Delaware Investments.

November 26, 1957

Michael P. Bishof            Senior Vice President    6 Years          Mr. Bishof has served in        N/A             None
2005 Market Street               and Treasurer                       various executive capacities
 Philadelphia, PA                                                        at different times at
    19103                                                                Delaware Investments.

August 18, 1962

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.